                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   __________

                                   FORM 8-K/A

                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 26, 1996


                        Gulf South Medical Supply, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                     0-21512                  06-1251310
----------------------------         -----------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File number)           Identification No.)



                   426 Christine Drive, Ridgeland, MS  39157
              ----------------------------------------------------
              (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (601) 856-5900

         The undersigned registrant hereby amends and restates Item 7 of its Current Report on Form 8-K dated December 26, 1996, so that as so amended and restated said Item 7 shall read in its entirety as set forth on the following pages.





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
Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Financial Statements of Business Acquired.

         The following audited consolidated financial statements of Gateway Healthcare Corporation, together with the report thereon manually signed by KPMG Peat Marwick LLP, are included as Exhibit 99.1 to this report and incorporated herein by this reference:

                 Consolidated Balance sheets as of December 31, 1995 and 1994 and September 30, 1996 (unaudited) and 1995
                          (unaudited)

                 Consolidated Statements of Operations for the years ended
                          December 31, 1995 and 1994 and for the nine months (unaudited) ended September 30, 1996 and 1995

                 Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996 (unaudited)

                 Consolidated Statements of Cash Flows for the years ended
                          December 31, 1995 and 1994 and for the nine months (unaudited) ended September 30, 1996 and 1995

                 Notes to Consolidated Financial Statements

         (b)     Pro Forma Financial Information.

         The following unaudited pro forma combined financial statements are included as Exhibit 99.2 to this report and are incorporated herein by this reference:

                 Unaudited Pro Forma Combined Balance Sheets as of September 30, 1996

                 Unaudited Pro Forma Combined Statements of Operations for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996

                 Notes to Unaudited Pro Forma Combined Financial Information

         (c)     Exhibits.

Exhibit No.      Description
-----------      -----------
2.1*             Stock Purchase Agreement dated as of November 19, 1996 among Gulf South Medical Supply, Inc., Gateway
                 Healthcare Corporation ("Gateway") and the stockholders of Gateway listed on the signature pages thereto ("Gateway Stock Purchase Agreement").

2.2*             Amendment and Waiver Agreement, dated as of December 26, 1996 among Gateway, the stockholders of
                 Gateway listed on the signature pages thereto





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

                 and Gulf South Medical Supply, Inc., to the Gateway Stock Purchase Agreement.

23.1             Consent of KPMG Peat Marwick LLP

99.1 The following audited consolidated financial statements of Gateway Healthcare Corporation, together with the report thereon manually signed by KPMG Peat Marwick LLP

                 Consolidated Balance sheets as of December 31, 1995 and 1994 and September 30, 1996 (unaudited) and 1995
                          (unaudited)

                 Consolidated Statements of Operations for the years ended
                          December 31, 1995 and 1994 and for the nine months
                          (unaudited) ended September 30, 1996 and 1995

                 Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996 (unaudited)

                 Consolidated Statements of Cash Flows for the years ended
                          December 31, 1995 and 1994 and for the nine months
                          (unaudited) ended September 30, 1996 and 1995

                 Notes to Consolidated Financial Statements

99.2             The following unaudited pro forma combined financial statements:

                 Unaudited Pro Forma Combined Balance Sheets as of September 30, 1996

                 Unaudited Pro Forma Combined Statements of Operations for the years ended December 31, 1995 and 1994 and the nine months ended September 30, 1996

                 Notes to Unaudited Pro Forma Combined Financial Information

-----------------

*Previously filed with the Company's Current Report on Form 8-K dated December 26, 1996 filed on January 9, 1997.





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
                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to be signed on its behalf by the undersigned hereunto authorized.


                                           GULF SOUTH MEDICAL SUPPLY, INC.



Date:  March 11, 1997
                                           By:  /s/ Thomas G. Hixon
                                              -----------------------------
                                                Thomas G. Hixon





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
                                 EXHIBIT INDEX

Exhibit
  No.                     Description
-------
2.1*                      Stock Purchase Agreement dated as of November 19, 1996 among Gulf South
                          Medical Supply, Inc., Gateway Healthcare Corporation ("Gateway") and the
                          stockholders of Gateway listed on the signature pages thereto ("Gateway Stock
                          Purchase Agreement").

2.2*                      Amendment and Waiver Agreement, dated as of December 26, 1996 among Gateway, the stockholders of Gateway listed on the signature pages thereto and Gulf
                          South Medical Supply, Inc., to the Gateway Stock Purchase Agreement.

23.1                      Consent of KPMG Peat Marwick LLP

99.1                      The following audited consolidated financial statements of
                          Gateway Healthcare Corporation, together with the report
                          thereon manually signed by KPMG Peat Marwick LLP

                          Consolidated Balance sheets as of December 31, 1995 and 1994 and September 30, 1996 (unaudited) and 1995
                                   (unaudited)

                          Consolidated Statements of Operations for the years
                                   ended December 31, 1995 and 1994 and for the nine
                                   months (unaudited) ended September 30, 1996 and 1995

                          Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995 and 1994 and the nine months
                                   ended September 30, 1996 (unaudited)

                          Consolidated Statements of Cash Flows for the years ended
                                   December 31, 1995 and 1994 and for the nine months
                                   (unaudited) ended September 30, 1996 and 1995

                          Notes to Consolidated Financial Statements

99.2                      The following unaudited pro forma combined financial statements:

                          Unaudited Pro Forma Combined Balance Sheets as of September 30, 1996

                          Unaudited Pro Forma Combined Statements of Operations for the years ended December 31, 1995 and
                                  1994 and the nine months ended September 30, 1996

                          Notes to Unaudited Pro Forma Combined Financial Information

--------------

*Previously filed with the Company's Current Report on Form 8-K dated December 26, 1996 filed on January 9, 1997.





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